UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report             (date of earliest event reported):
          December 18, 2003                            (November 24, 2003)

Commission File Number: 0-21390

AFG Investment Trust B Liquidating Trust
(Exact name of registrant as specified in its charter)

                Delaware                                        04-3157230
                            (State of jurisdiction    (I.R.S. Employer
                            of Incorporation)    Identification No.)

1050 Waltham Street
Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)

                    Registrant’s telephone number, including area code: (781) 676-0009

ITEM 5.  Other Events.

On or prior to December 16, 2003, AFG Investment Trust B Liquidating Trust (the "Liquidating Trust") distributed an aggregate of $5,215,401.00, of which (i) $4,378,068.00 was distributed in cash to the beneficiaries of the Liquidating Trust as their interests may appear; and (ii) $837,333.00 was distributed as an in-kind distribution to Equis II Corporation pursuant to the terms of a Membership Interest In-Kind Distribution Agreement, dated as of November 24, 2003, by and among the Liquidating Trust, AFG Investment Trust A Liquidating Trust and Equis II Corporation, relating to the receipt by Equis II Corporation of an in-kind distribution of certain limited liability company interests in EFG Kirkwood LLC and EFG Palisades LLC.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

99.3  Membership Interest In-Kind Distribution Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFG Investment Trust B Liquidating Trust

By: AFG ASIT Corp.,
Manager of the Registrant by appointment of
Wilmington Trust Company, Trustee

By:   /s/ Richard K Brock
       Name:  Richard K Brock
       Title:  Chief Financial Officer

Date:  December 18, 2003

Exhibit Index

Exhibit 99.3  Membership Interest In-Kind Distribution Agreement